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Exhibit 23.1

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors
    Metris Companies Inc.:


    We consent to the use of our report incorporated herein by reference in the Registration Statement.


                                                 /s/ KPMG Peat Marwick LLP

                                                  KPMG Peat Marwick LLP


Minneapolis, Minnesota
December 17, 1997